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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2003


                            Sweetheart Holdings Inc.
                            ------------------------


           Delaware                     33-64814                06-1281287
-------------------------------     -------------------     --------------------
  (State or other jurisdiction       (Commission File          (IRS Employer
       of incorporation)                  Number)            Identification No.)



       10100 Reisterstown Road, Owings Mills, Maryland                21117
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          (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (410) 363-1111
                                                   ----------------------------

                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events.
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      On April 2, 2003, Sweetheart Cup Company Inc. ("Sweetheart Cup"), a wholly owned subsidiary of Sweetheart Holdings Inc., issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety, indicating the successful completion of its offer to exchange (the "Exchange Offer") its 12% Senior Notes due 2004 ("New Notes") for all of its outstanding 12% Senior Subordinated Notes due 2003 ("Old Notes") and solicitation of consents of holders of the Old Notes to the proposed amendments to the indenture governing the Old Notes (the "Consent Solicitation") and that as of 5:00 p.m., New York City time, on April 1, 2003, a total of approximately $93 million in aggregate principal amount of Old Notes were tendered in the Exchange Offer and Consent Solicitation, representing approximately 85% of the aggregate principal amount of Old Notes outstanding. Sweetheart Cup also indicated in such press release that it had advised Wells Fargo that all validly tendered Old Notes have been accepted for exchange in the Exchange Offer and Consent Solicitation and that all of the conditions to the Exchange Offer and Consent Solicitation, including the condition that at least 90% of the aggregate principal amount of Old Notes outstanding be tendered, have been waived by Sweetheart Cup or satisfied. Sweetheart Cup also indicated that the indenture governing the New Notes will be executed by Sweetheart Cup and Wells Fargo Bank Minnesota, N.A., as trustee, and the exchange of New Notes for Old Notes will take place on April 8, 2003. Payment of consent payments will be made promptly thereafter.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      99.1 Press release issued by Sweetheart Cup Company Inc., dated April 2, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SWEETHEART HOLDINGS INC.


                              By: /s/ Hans H. Heinsen
                                  ------------------------------------
                                  Hans H. Heinsen
                                  Senior Vice President - Finance and
                                  Chief Financial Officer
                                  (Principal Financial and Accounting
                                  Officer and Duly Authorized Officer)


Date:   April 4, 2003

                                  EXHIBIT INDEX


      Exhibit No.       Description
      -----------       -----------

       99.1 Press release issued by Sweetheart Cup Company Inc., dated April 2, 2003.